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                               Third Avenue Funds

                             THIRD AVENUE VALUE FUND

                             THIRD AVENUE SMALL-CAP
                                   VALUE FUND

                          THIRD AVENUE HIGH YIELD FUND


                              THIRD QUARTER REPORT
                                   (Unaudited)
                                  ------------
                                  July 31, 1998

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                             THIRD AVENUE VALUE FUND


Dear Fellow Shareholders:

At July 31, 1998, the unaudited net asset value attributable to the 56,209,736 common shares outstanding of Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $30.90 per share. This compares with unaudited net asset values of $34.24 per share at April 30, 1998 and $31.12 per share at July 31, 1997 as adjusted for subsequent distributions. At September 8, 1998, the unaudited net asset value was $28.52 per share.


QUARTERLY ACTIVITY

During the third quarter of fiscal 1998, the Fund established new positions in seven issues, two of which, Golden State Bancorp, Inc. Class A Litigation Warrants and BankAtlantic Bancorp, Inc. Class A Common Stock, were received as either distributions on existing holdings or in connection with an acquisition. Four of the new acquisitions were the common stocks of strongly capitalized small-cap, high tech issuers and one acquisition was the common stock of a land development company. TAVF also increased its holdings of twenty-one securities.

Six were the common stocks of exceptionally well-financed manufacturers of semiconductor equipment, four were the common stocks of Japanese issuers, four were the common stocks of other small-cap, high tech issuers, three were the common stocks of U.S. financial institutions, and two were the common stocks of a real estate land company and an oil service company, respectively. The Fund also received a PIK (pay-in-kind) dividend on its holdings of CGA Preferred and increased the amount of put options held as a hedge against weakening of the Japanese Yen. Three positions were eliminated during the quarter: National Media Corp. by sale in the open market, Ryan Beck & Co., Inc. which was acquired in an exchange of stock transaction by BankAtlantic Bancorp and White River Corp. which was acquired for cash.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

523,900 shares                      ADE Corp. Common Stock
                                    ("ADE Common")

297,600 shares                      Avatar Holdings, Inc. Common Stock
                                    ("Avatar Common")


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED (CONTINUED)

123,237 shares                      BankAtlantic Bancorp, Inc. Class A
                                    Common Stock ("BankAtlantic Common")

572,000 shares                      C.P. Clare Corp. Common Stock
                                    ("C.P. Clare Common")

149,227 warrants                    Golden State Bancorp, Inc. Litigation
                                    Warrants ("Golden State Warrants")

757,500 shares                      Hologic, Inc. Common Stock
                                    ("Hologic Common")

299,000 shares                      Hypercom Corp. Common Stock
                                    ("Hypercom Common")

                                    INCREASES IN EXISTING POSITIONS

$50,000,000 notional amount         Japanese Yen Put Options
                                    ("Japanese Yen Put Options")

342,500 shares                      Alexander & Baldwin, Inc. Common Stock
                                    ("Alexander & Baldwin Common")

472,000 shares                      American Physicians Service Group, Inc.
                                    Common Stock ("American Physicians
                                    Common")

1,024,900 shares                    AVX Corp. Common Stock
                                    ("AVX Common")

7,649 shares                        CGA Group, Ltd. Series A Preferred Stock
                                    ("CGA Preferred")

473,000 shares                      Electro Scientific Industries, Inc. Common
                                    Stock ("Electro Scientific Common")

393,400 shares                      Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

50,000 shares                       Financial Security Assurance Holdings Ltd.
                                    Common Stock ("FSA Common")

487,000 shares                      Glenayre Technologies, Inc. Common Stock
                                    ("Glenayre Common")

336,600 shares                      Leucadia National Corp. Common Stock
                                    ("Leucadia Common")


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

100,000 shares                      Liberty Financial Companies, Inc. Common
                                    Stock ("Liberty Financial Common")

850,000 shares                      Nabors Industries, Inc. Common Stock
                                    ("Nabors Common")

142,700 shares                      Protocol Systems, Inc. Common Stock
                                    ("Protocol Common")

1,288,100 shares                    Silicon Valley Group, Inc. Common Stock
                                    ("Silicon Valley Common")

672,300 shares                      SpeedFam International, Inc. Common
                                    Stock ("SpeedFam Common")

46,000,000 shares                   The Long-Term Credit Bank of Japan, Ltd.
                                    Common Stock ("LTCB Common")

902,000 shares                      The Nissan Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Nissan Common")

15,000 shares                       The Yasuda Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Yasuda Common")

1,021,000 shares                    Toyoda Automatic Loom Works, Ltd.
                                    Common Stock ("Toyoda Common")

24,400 shares                       Veeco Instruments, Inc. Common Stock
                                    ("Veeco Common")

148,700 shares                      3Com Corp. Common Stock
                                    ("3Com Common")

                                    POSITIONS ELIMINATED

27,600 shares                       National Media Corp. Common Stock
                                    ("National Media Common")

161,941 shares                      Ryan, Beck & Co., Inc. Common Stock
                                    ("Ryan Beck Common")

21,400 shares                       White River Corp. Common Stock
                                    ("White River Common")


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The Fund's performance during the quarter was poor, probably the worst, or close to the worst, I've experienced as a money manager since I first started managing mutual funds in 1984. I remain confident, nonetheless, that TAVF's cash was redeployed during the quarter, with the exception of LTCB Common, into safe and cheap equities at prices similar to those that existed during the bear markets of 1974, or 1982. If I'm close to right about this, the appreciation potential for the shares of Third Avenue ought to be huge no matter what happens in the general market.

For many years, funds I have managed have been rather successful following the approach of buying into businesses with strong finances and unquestioned staying power at the time the industries served by those companies were severely depressed, and where the equities of those companies appeared to be selling at a fraction of the value that would be attributed to those issues, were the businesses private companies or takeover candidates. Examples include the acquisitions of securities (either common stocks or troubled senior debt) of oil service companies in the mid-to-late 1980's; depository institutions and real estate companies in the early 1990's; broker/dealers and title insurers in 1993; and Kmart in 1995.

In each of these instances, near term outlooks were poor. However, for each security acquired, the quality of the resources in the business seemed to be extremely high (or in lieu thereof, debt instruments acquired contained strong covenants and/or strong seniority); and the quantity of resources in the company appeared to be quite large relative to the prices the funds paid for the security. Quality of resources and quantity of resources are intimately related to long-term earnings prospects. I believed that these resource pictures would eventually be translated into earning power one way or the other; i.e., reported profits would increase dramatically and/or the businesses would be merged, taken over or refinanced.

Historically, this has proven to be a pretty good investment strategy for buy and hold fundamentalists. I think that it may be even more promising today than it has been historically because there exist two areas where the quality of resources appear to be very high; common stock prices seem to be inordinately low compared with the net resources employed in the businesses; and where the long-term earnings outlook seems to vary between very good and spectacular. These two areas are semiconductor equipment manufacturers and certain very well capitalized Japanese issuers, with some emphasis on non-life insurers.



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SEMICONDUCTOR EQUIPMENT COMPANIES COMMON STOCKS

Securities of semiconductor equipment, and related, companies acquired during the past quarter were ADE Common, AVX Common, C.P. Clare Common, Electro Scientific Common, Electroglas Common, Silicon Valley Common, SpeedFam Common and a small number of shares of Veeco Common.

Normally, a first stage venture capitalist financing a promising start-up before that company went public would pay some kind of premium over both the cost to start the company incurred by the founder(s) and the stated Net Asset Value ("NAV") of the start-up. As a rule of thumb, that premium price over NAV might be anywhere from 50% to 400%, even though that price would be only a mere fraction of the price at which the company would expect to sell common stock at a subsequent date in an Initial Public Offering. The Fund is acquiring its positions in semiconductor equipment companies at much more attractive prices relative to NAV than are usually available to first stage venture capitalists. In addition, the Fund seems to have certain advantages over venture capitalists. The companies in which TAVF is investing are already public; all are extremely well financed; all, prior to the current industry depression, had exhibited substantial earning power relative to the current market prices for the common stocks; and insofar as mistakes are made about individual companies, TAVF, in the future, ought to have better opportunities to sell its positions in the open market than would be available to a venture capitalist.

A statistical review of these common stocks is contained in the table immediately below. Briefly, the table shows for each company its cash and equivalent holdings as a percentage of total book liabilities as of the date of the most recently published balance sheet; and recent market prices as related to NAV and peak earnings for the most prosperous recent year. For those companies that succeed, the next peak earnings ought to be a lot higher than the last peak. All of the companies account very conservatively. In each case Research, Development and Engineering expenditures are expensed and none have any material amounts of intangible assets on their balance sheets. In each case, except for Veeco Common, prices paid, based on statistics, ought to be the envy of first stage venture capitalists. Each company seemed to be very well financed. Market prices relative to NAVs ranged from a premium of 61% to a discount of 46%. Price earnings ratios based on past peak earnings ranged from a high of 10.1 times to a low of 4.7 times:





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
                                   CASH/                PREMIUM
                       PRICE     TOTAL BOOK  TANGIBLE  (DISCOUNT)              PRICE/
                     (8/31/98   LIABILITIES    NAV/       TO        PEAK        PEAK
COMPANY               CLOSE)        (%)       SHARE       NAV     ANNUAL EPS    EPS
--------              -------   -----------  --------  ---------  ----------   ------
ADE Corp.             11 5/8        253%     $10.16      14.4%      $1.48      7.9 times
AVX Corp.             14 7/8         66%      $9.23      61.1%      $1.58      9.4
C.P. Clare Corp.      6.69          124%      $9.93     (32.6%)     $0.95      7.0
Electroglas, Inc.     10 3/4        552%      $9.26      16.2%      $2.05      5.2
Electro-Scientific
  Industries, Inc.    19 1/4        227%     $16.02      20.2%      $1.90     10.1
Silicon Valley Group,
  Inc.                 9 5/8         95%     $17.94     (46.4%)     $2.07      4.7
SpeedFam
  International, Inc. 12 3/8        345%     $17.92     (30.9%)     $1.67      7.4
Veeco Instruments
  Inc.                22 5/8         24%      $6.46     250.4%      $1.36     16.6

In analyzing companies and securities from a buy-and-hold fundamentalist point of view, it is always the case that the attractiveness, or unattractiveness, of any investment can be boiled down to one, two, three, four or five factors (at most) that will eventually determine the outcome of the investment. Other factors that might be considered are just "noise", factors that really don't have anything to do with the attractiveness or unattractiveness of the investment. "Noise" in connection with semiconductor equipment common stocks for buy-and-hold fundamentalists are the outlook for reported earnings for 1998 and 1999 and forecasts about when the current industry depression will end.

There seem to be four factors crucial to understanding semiconductor equipment company common stocks:

      1) The industry seems bound to experience explosive growth over the next 3 to 7 years. Semiconductors are becoming ubiquitous; it's just not computers anymore, it's everything; - smart cards, automobiles, telephones, the factory floor; household appliances, internet shopping. Compounding the growth in basic demand are technological innovations of all sorts which will require that Fabs (semiconductor manufacturing facilities) reequip.

      2) The industry will remain highly cyclical with recurrent booms and busts. TAVF does not want to be in the common stocks of companies in this industry unless the companies are very well financed.



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      3) The industry is  excruciatingly  competitive and very management skills intensive. Not every company in which the Fund has invested will prosper. It is impossible for us in mid-1998 to identify the future winners and the future losers. In semiconductor equipment, diversification is essential. After all, the industry is very venture capital like. And in venture capital, the "strike out" ratios tend to be quite high. However, if any sizeable number of the fourteen companies in which TAVF has invested succeed, the semiconductor portfolio ought to perform quite well overall.

      4) It seems probable that there will be consolidations and mergers on a relatively large scale within the industry.

Because semiconductor equipment is a relatively small industry and because TAVF is making relatively large investments, the Fund is among the largest shareholders of several issuers. Third Avenue owns over 10% of the outstanding common stock of three companies; Electro-Scientific, FSI International and Silicon Valley. TAVF owns over 5% of the outstanding common stocks of an additional three companies; C.P. Clare, Electroglas and SpeedFam.


WELL-CAPITALIZED JAPANESE COMPANIES

During the quarter, the Fund acquired additional shares of Nissan Common, Toyoda Common and Yasuda Common. The Fund has been acquiring the common stocks of Japanese issuers, which are strongly capitalized, and whose assets consist mostly of performing loans and marketable common stocks. Assuming these issuers did their accounting the same way U.S. mutual funds or closed-end companies accounted, Third Avenue has been acquiring these common stocks at discounts from net asset value of anywhere from 35% to 75%. In addition, each company has rather profitable operating businesses, something that no U.S. investment company can have. No U.S. mutual fund is available at a discount. The typical discount for U.S. closed-ends is 10%-15%.

Japanese financial institutions are generally capital short. The non-life companies whose common stocks are owned by Third Avenue are all capital rich. Reform of Japanese financial institutions is proceeding rapidly, all driven from the bottom up by the private sector, not the government. Virtually every major U.S. and European financial institution has entered the Japanese market since "Big Bang" deregulation took hold within the past year. Many of these institutions are involved in various joint ventures with non-life insurers. Within five years, it seems likely that the non-life industry will undergo dramatic changes. We suspect that a few of the non-lifes,





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whose  common  stocks the Fund owns,  are takeover  candidates.  The various new entrants into the huge Japanese financial market seem to be concluding that it is a lot more attractive to buy via joint ventures and takeovers than it is by being a new entrant into the market. Meanwhile, if the Japanese government decides, as I think it has to decide, to allow interest rates to rise, at least for certain types of loans, the reported earnings of non-life companies ought to increase significantly as net investment income rises.

LONG-TERM CREDIT BANK OF JAPAN

The acquisition of 50 million shares of LTCB Common, now selling around 30 cents U.S. per share, may well prove to be the worst mistake I have made since I started managing fund portfolios. If LTCB Common is wiped out, a distinct possibility, the Fund will suffer a loss of approximately $1 per TAVF share based on the Fund's original cost basis for LTCB Common. It seems as if almost every time I stray from Third Avenue's doctrine of safe and cheap, the Fund gets burned. LTCB Common was ultra-cheap - unquestionably the cheapest major bank stock in the civilized world - but LTCB Common is not safe because it may be insolvent, at least for bank regulatory purposes.

The Fund acquired its position in LTCB Common not so much for statistical reasons, but, more importantly, because I was high on management. It turns out though that my appraisal of management could not have been more wrong. What a colossal mistake! LTCB management seems to be inept in terms of protecting the interests of the bank and its common stockholders.

LTCB Common appeared to be an ultra cheap bank stock with a huge upside potential prior to LTCB's August 21 press release: - LTCB at March 31, 1998, had an NAV of about $1.95 per share based on U.S. accounting standards. LTCB, the 34th largest bank in the world, was well capitalized for Bank For International Settlement ("BIS") purposes at that date. While the Fund could not undertake a due diligence investigation into LTCB's bad loans, and the adequacy of reserves, the best indications were that LTCB had no more a bad loan problem than Japanese banks in general. This was attested to by management statements, opinions of the company's independent auditors, the due diligence investigation undertaken by Swiss Bank in late 1997 in connection with its three joint venture agreements with LTCB, and a Bank of Japan (the Japanese Federal Reserve Bank) audit in mid-1998.

I thought, and still think, that LTCB management had been making the right strategic moves - shrinking the amount of spread lending during the past three and one



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half years,  and building up fee income through three very important 50-50 joint ventures with Swiss Bank into Money Management, Investment Banking and Personal Banking. However, Swiss Bank pulled out of the Personal Banking joint venture on August 12.

On August 21, LTCB announced that it proposed to forgive $3.6 billion of senior loans to three non-bank "affiliates" without any consideration whatsoever. The "affiliates" are non-controlled borrowers in which LTCB has minor common stock positions. It is outside my experience that senior loans are forgiven without consideration. Rather, senior lenders participate in the reorganization of companies which would be feasible subsequent to a reorganization. LTCB has opined that these companies will become feasible after reorganization but that LTCB, as a senior lender, will receive none of the reorganized debtors' securities whether new debt instruments, preferred stocks or common stocks. Most U.S. banks would never have survived the problems of the late 1980's-early 1990's if they forgave wholly corporate loans on their books rather than participating in reorganizations. If the $3.6 billion of debt forgiveness stays in place, the holders of LTCB Common Stock are bound to suffer massive dilution, and may even be wiped out.

On September 1, the Fund brought suit in the U.S. Federal District Court seeking to enjoin LTCB from making a gift to the common shareholders of the debtor companies, which gift would be worth the present value of $3.6 billion of loans, say anywhere from 25% to 100% of the principal amount. Hopefully, the lawsuit will serve as a wedge so that LTCB management, and government authorities, can be educated as to the need for banks to work out senior loans rather than to make gifts to debtors, or to sell loans at fire sale prices. Our various communications with LTCB management have not evoked any response.

For Japan, the debt forgiveness mentality has an importance that transcends the immediate LTCB problem. If the Japanese do not develop a system in which bad loans can be worked out, it is a foregone conclusion that Japan will never solve its huge bad loan problems. The U.S. has just such a system for working out non-performing loans and restructuring troubled companies. It is called Chapter
11. In the troubled times for U.S. banks, non-performing corporate loans were worked out at present values which probably ranged anywhere from 75% of claim to 100% of claim. Given the Japanese mindset, it will be a stroke of luck if the Japanese bad loans are sold for as much as 10% to 15% of claim. Except for LTCB! Here management is making proposals that assure that $3.6 billion of senior claims are worth nothing.



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Third Avenue's prospects for bringing LTCB management and government authorities to their senses may not be very good. But I have to try. I'd rather be shot for a lion than hanged for a lamb. The lawsuit is being brought at no expense to the Fund. The management company is bearing all expenses.

Obviously I do not think that the Japanese authorities know what they are doing, and, as far as I can tell, the American authorities advising the Japanese about working out bad loans are equally at sea. I reached this conclusion after I was a participant from July 17-19 in a conference, partially about Japan, sponsored by Harvard Law School and the Japan Institute of International Affairs. The other participants in the conference were important people from Japan, the US, BIS and the International Monetary Fund.

A prime mover for the Fund's investment in LTCB was the great success TAVF enjoyed buying the common stocks of well capitalized U.S. banks at prices below NAV in the early 1990's. In going into LTCB, though, I failed to realize how different Japan is from the U.S. in terms of reorganizing troubled companies and working out bad loans. I feel strongly that the key to the successful resolution of the U.S. banking crisis was that the government set up ground rules in which the private sector could operate, swiftly and profitably-very profitably. No one seems to be following that script in Japan. The Japanese, and LTCB, would be far better off if the private sector were attracted to the reorganization and workout processes on a basis where it would be attractive for the private sector to pay more, much more, for bad loans than 10% to 15% per total amount of claim. To improve realizations for Japanese banks, and to encourage productive lending into the Japanese economy, it appears as if certain fundamental changes have to be made:

      1) Japan needs modern reorganization statutes; adopting the best from, say, U.S. Chapter 11 and Canadian CCAA.

      2) The income tax code should be amended so that companies having tremendous amounts of surplus capital (Tokio Marine, for example) can redeploy that capital to more constuctive, more profitable, uses without an income tax penalty.

      3) Certain credit enhancements, even if only partial rather than full guarantees, should be put in place.

      4) Interest rates, at least in certain sectors of the Japanese economy, have to be raised in order to attract new lending.

I saw little at the Harvard Conference that made me think that the bad loan crisis would start to get resolved anytime in the future. What is needed is thinking and



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actions "outside of the box". In political and economic terms, what is needed is
Franklin Delano Roosevelt and John Maynard Keynes. What the Japanese seem to be getting is Herbert Hoover and Milton Friedman.

The poor macro outlook in Japan has a lot to do with LTCB. On the other hand, it does not seem to have much to do for buy-and-hold fundamentalists involved with non-life insurers or truly international companies such as Toyoda.

OTHER ACQUISITIONS DURING THE QUARTER

The other small-cap-high tech issues acquired, American Physicians Common, Hologic Common, Hypercom Common and Protocol Common all have statistical profiles not terribly different from those of the semiconductor equipment commons acquired. Glenayre Common is a cheap issue but its financial position is less than it used to be as $82 million cash was spent on an acquisition late in 1997. Earning power, though, should be huge. 3Com is well financed and is an important Internet player.

Leucadia Common is a semi arbitrage with a reasonably determinant workout within a reasonably determinant period of time, say one year. This superbly managed company seems likely to liquidate. The workout should be somewhere in the 40's; TAVF is acquiring Leucadia Common in the low 30's. The Fund added modestly to its holdings of FSA Common during the quarter. I woke up to the fact that if Glass-Steagall is repealed, financial guaranty insurers such as FSA seem to be prime candidates for acquisition by commercial banks. Liberty Financial Common seemed to be selling at a discount from its adjusted book value based on takeover prices for money management firms. Both FSA and Liberty Financial seem to be very well managed companies.

Nabors Industries has been a spectacular growth story since the company emerged from Chapter 11 in 1988. In great part, that growth was attributable to judicious acquisitions of other oil service companies and oil service assets. Corporate values in the industry are now so depressed again, that new opportunities may open up for Nabors, a well-financed company. Meanwhile, as the leading land driller on the North American Continent, Nabors, whose common sells around $12, seems to have the potential to earn over $3.00 per share on its existing business base when, as and if demand for rigs becomes buoyant again. However, there are no signs that the industry will emerge from its current depression anytime soon.




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CLOSING THE FUND TO NEW INVESTORS

Part of the motivation for closing the Fund to new investors is a desire to use up TAVF's surplus cash by acquiring those securities which I think are so attractive now. Last year, and early this year, the Fund's cash and cash equivalent positions reached 40% of assets. At July 31, that position was down to 21%. Unlike other mutual funds which strive to maximize near-term performance and are always fully invested, or even borrow money, TAVF is unlikely to let its cash position go below 10%; sort of an emergency reserve. If TAVF's surplus cash is spent, and there appear to be attractive investment opportunities, Third Avenue will then solicit new investors. If it never happens, the Fund will not open for new investors.

I will write you again when the Annual Report for the year to end October 31, 1998 is published.

Sincerely yours,


/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board






--------------------------------------------------------------------------------
                                       12


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

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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1998
                                   (UNAUDITED)

                PRINCIPAL                                                             % OF
                AMOUNT ($)  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 3.94%

               23,827,709   Ford Credit Auto Owner Trust
                            Series 1997-B A2, Subordinated Bond,
                            5.95% due 1/15/00                       $ 23,868,216

               17,805,309   Honda Auto Receivables Grantor Trust
                            Series 1997-A A, Subordinated Bond,
                            5.85% due 2/15/03                         17,815,280

                9,871,708   Residential Funding Mortgage Securities
                            Co., Inc. Series 1996-S9 A12,
                            7.25% due 4/25/26                          9,938,935

               12,500,000   Standard Credit Card Master Trust
                            Series 1993-3 A, Subordinated Bond,
                            5.50% due 2/7/00                          12,507,125

                2,559,486   The Money Store Home Equity Trust
                            Series 1992-A A, 6.95% due 1/15/07         2,563,530

                1,860,983   The Money Store Home Equity Trust
                            Series 1995-B A3, 6.65% due 1/15/16        1,865,300
                                                                   -------------

                            TOTAL ASSET BACKED SECURITIES
                            (Cost $68,461,629)                        68,558,386      3.94%
                                                                   -------------
----------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 1.03%

Oil Services    1,511,910   Cimarron Petroleum Corp. (c) (d)           1,531,135      0.09%
                                                                   -------------

Retail            295,370   Lechmere, Inc. Trade Claim (c)                17,722

               13,000,000   Montgomery Ward Series I 8.37%,
                            7/15/02 (c) *                              3,900,000

                8,571,364   Montgomery Ward Series C 9.24%,
                            3/15/03 (c) *                              2,571,409

               10,000,000   Montgomery Ward Series F 9.81%,
                            3/15/03 (c) *                              3,000,000

               26,576,795   Montgomery Ward Trade Claims (c)           6,909,966
                                                                   -------------
                                                                      16,399,097      0.94%
                                                                   -------------

                            TOTAL BANK AND OTHER DEBT
                            (Cost $22,676,684)                        17,930,232
                                                                   -------------


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                                       13


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
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                PRINCIPAL                                                             % OF
                AMOUNT ($)  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.43%

Bermuda Based   6,428,575   CGA Special Account Trust (b) (c)       $  6,428,575    0.37%
Financial                                                          -------------
Institutions

Membership
Sports &        1,128,123   Thousand Trails, Inc.,
Recreation Clubs            Pay-In-Kind Notes 12%, 7/15/03             1,026,592    0.06%
                                                                   -------------
                            TOTAL CORPORATE BONDS
                            (Cost $7,461,481)                          7,455,167
                                                                   -------------
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) - 16.73%

Planned
Amortization      368,600   Fannie Mae
Classes                     Series X-188A E, 5.40% due 7/25/03           368,600

               18,638,144   Fannie Mae
                            Series 1993-78 D, 5.95% due 5/25/05       18,619,692

                4,080,687   Fannie Mae
                            Series 1993-131 C, 5.75% due 6/25/06       4,069,628

               14,325,190   Fannie Mae
                            Series 1998-20 A, 6.00% due 9/18/07       14,334,788

               24,280,236   Fannie Mae
                            Series 1998-24 PA, 6.00% due 12/18/08     24,290,677

               45,256,841   Fannie Mae
                            Series 1998-16 PA, 6.00% due 4/18/09      45,274,039

                4,031,796   Fannie Mae
                            Series 1994-41 PD, 5.75% due 4/25/15       4,019,862

                6,454,860   Fannie Mae
                            Series G-92-65 E, 6.50% due 12/25/16       6,469,125

                5,594,303   Freddie Mac
                            Series 1586 E, 5.50% due 9/15/03           5,581,771

                5,000,000   Freddie Mac
                            Series 1580 N, 5.85% due 7/15/04           4,999,400

               19,188,578   Freddie Mac
                            Series 1601 PE, 5.75% due 1/15/06         19,158,836

               33,654,062   Freddie Mac
                            Series 1679 A, 5.25% due 9/15/06          33,348,147

               15,219,347   Freddie Mac
                            Series 2031 PA, 5.75% due 2/15/07         15,184,495



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                                       14


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
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                PRINCIPAL                                                             % OF
                AMOUNT ($)  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)

Planned
Amortization   36,856,593   Freddie Mac
Classes (continued)         Series 2046 PA, 6.50% due 7/15/08       $ 37,024,291

               23,700,000   Freddie Mac
                            Series 1985 PB, 6.25% due 8/17/12         23,716,590

               20,000,000   Freddie Mac
                            Series 1978 PA, 6.30% due 8/15/16         20,105,800

               10,000,000   Freddie Mac
                            Series 1610 PE, 6.00% due 4/15/17         10,006,300

                3,992,042   Freddie Mac
                            Series 2007 CA, 7.50% due 9/15/23          4,013,200
                                                                   -------------

                            TOTAL GOVERNMENT AGENCY BONDS
                            (Cost $290,754,288)                      290,585,241     16.73%
                                                                   -------------
                  SHARES
----------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 74.28%

Annuities &
Mutual Fund       163,300   John Nuveen & Co., Inc. Class A            6,093,131
Management &
Sales             508,000   Liberty Financial Companies, Inc.         17,272,000

                  450,000   SunAmerica, Inc.                          27,646,875
                                                                   -------------
                                                                      51,012,006      2.94%
                                                                   -------------
Apparel
Manufacturers     150,000   Kleinerts, Inc. (a) (c)                    2,700,000      0.15%
                                                                   -------------

Banking-Japan     261,000   The Chuo Trust & Banking Co., Ltd.           884,006

               50,000,000   The Long-Term Credit Bank of Japan, Ltd.  17,662,265

                1,000,000   The Sakura Bank, Ltd.                      2,313,410
                                                                   -------------
                                                                      20,859,681      1.20%
                                                                   -------------

Bermuda Based     838,710   CGA Group, Ltd. (a) (b) (c)                4,193,550
Financial
Institutions       91,999   Cobalt Holdings, LLC (c)                         920

                  118,449   ESG Re, Ltd. (a) (c)                       2,620,684

                   85,917   LaSalle Re Holdings, Ltd.                  3,007,095

                  912,442   St. George Holdings, Ltd.
                            Class A (a) (b) (c)                           91,244

                    7,549   St. George Holdings, Ltd.
                            Class B (a) (b) (c)                              755
                                                                   -------------
                                                                       9,914,248      0.57%
                                                                   -------------


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                                       15


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
================================================================================

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                   SHARES  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Building Products  44,000   Central Sprinkler Corp. (a)            $     308,000
& Related
                  125,000   Cummins Engine Co., Inc.                   6,960,938

                  145,000   H.B. Fuller Co.                            8,156,250

                  125,400   Tecumseh Products Co. Class A (b)          6,583,500

                  417,300   Tecumseh Products Co. Class B (b)         23,055,825
                                                                   -------------
                                                                      45,064,513    2.59%
                                                                   -------------

Business           43,200   Capital Southwest Corp.                    4,255,200    0.24%
Development                                                        -------------
Companies

Computers,        800,000   3Com Corp. (a)                            19,800,000
Networks
& Software        365,000   Electronics for Imaging, Inc. (a)          5,794,375

                  391,200   NCR Corp. (a)                             13,251,900

                  100,000   Novell, Inc. (a)                           1,137,500
                                                                   -------------
                                                                      39,983,775    2.30%
                                                                   -------------
Depository
Institutions       53,000   Astoria Financial Corp.                    2,656,625

                  123,237   BankAtlantic Bancorp, Inc. Class A         1,263,180

                  147,034   Bankers Trust New York Corp.              16,476,998

                  218,500   Carver Bancorp, Inc. (b)                   2,635,656

                   62,500   First Colorado Bancorp, Inc.               1,660,156

                  149,227   Golden State Bancorp., Inc. (a)            4,113,069

                   53,480   Golden State Bancorp., Inc. Warrants,
                            8/21/00 (a)                                1,089,655

                  149,227   Golden State Bancorp, Inc.
                            Litigation Warrants (a)                      708,828

                   60,000   Letchworth Independent Bancshares Corp.    1,012,500

                  155,952   Marshall & Ilsley Corp.                    8,762,553

                   69,566   Peoples Heritage Financial Group, Inc.     1,573,931
                                                                   -------------
                                                                      41,953,151    2.42%
                                                                   -------------
Electronic
Components      1,500,000   AVX Corp.                                 22,500,000    1.30%
                                                                   -------------



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                                       16


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
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                   SHARES  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Financial
Insurance         200,000   Ambac Financial Group, Inc.            $  11,650,000

                  488,200   Enhance Financial Services Group, Inc.    15,317,275

                  800,000   Financial Security Assurance
                            Holdings, Ltd.                            41,650,000

                  344,673   MBIA Inc.                                 23,222,343
                                                                   -------------
                                                                      91,839,618     5.29%
                                                                   -------------
Financial
Services           13,104   Associates First Capital Corp.             1,018,017     0.06%
                                                                   -------------

Food              328,000   J & J Snack Foods Corp. (a)                6,314,000

Manufacturers      95,000   Premark International, Inc.                2,945,000
& Purveyors       172,200   Sbarro, Inc.                               4,229,663
                  109,100   Weis Markets, Inc.                         3,743,494
                                                                   -------------
                                                                      17,232,157     0.99%
                                                                   -------------
Holding Companies  50,000   Aristotle Corp. (a)                          343,750     0.02%
                                                                   -------------
Industrial -
Japan           2,100,000   Toyoda Automatic Loom Works, Ltd.         34,908,943     2.01%
                                                                   -------------

Insurance         189,978   ACMAT Corp. Class A (a) (b)                2,992,154
Holding
Companies         803,669   Danielson Holding Corp. (a) (b) (c)        4,822,014

                   50,000   Fund American Enterprises                  7,550,000
                            Holdings, Inc.

                  497,600   Leucadia National Corp.                   16,545,200

                  409,700   Risk Capital Holdings, Inc. (a)           10,191,287

                    5,490   Sen-Tech International Holdings,
                            Inc. (a) (c)                               2,745,000
                                                                   -------------
                                                                      44,845,655     2.58%
                                                                   -------------

Life Insurance    434,536   ReliaStar Financial Corp.                 21,563,849     1.24%
                                                                   -------------
Manufactured
Housing            89,000   Liberty Homes, Inc. Class A                1,123,625

                   40,000   Liberty Homes, Inc. Class B                  540,000

                   16,875   Palm Harbor Homes, Inc. (a)                  459,844
                                                                   -------------
                                                                       2,123,469     0.12%
                                                                   -------------
Media             276,600   ValueVision International, Inc.
                            Class A (a)                                1,063,167     0.06%
                                                                   -------------


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                                       17


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
================================================================================

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                   SHARES  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Medical Supplies   81,400   Acuson Corp. (a)                         $ 1,343,100
& Services
                  342,300   Datascope Corp. (a)                        7,787,325

                  757,500   Hologic, Inc. (a)                         12,546,094

                  348,500   Physio-Control International Corp. (a)     9,322,375

                  643,800   Protocol Systems, Inc. (a) (b)             5,955,150

                   90,750   St. Jude Medical, Inc. (a)                 2,767,875
                                                                   -------------
                                                                      39,721,919     2.29%
                                                                   -------------

Membership        237,267   Thousand Trails, Inc. (a)                  1,067,701     0.06%
Sports &                                                           -------------
Recreation Clubs

Mortgage
Insurance         152,800   CMAC Investment Corp.                      8,432,650     0.49%
                                                                   -------------

Motor Vehicles &   50,000   Ford Motor Co.                             2,846,875     0.16%
Cars' Bodies                                                       -------------

Natural         1,000,000   Alexander & Baldwin, Inc.                 24,718,700
Resources &
Real Estate       297,600   Avatar Holdings, Inc. (a)                  8,053,801

                   31,000   Consolidated-Tomoka Land Co.                 515,375

                  412,800   Forest City Enterprises, Inc. Class A     11,919,600

                    7,500   Forest City Enterprises, Inc. Class B        222,422

                  880,336   Koger Equity, Inc.                        16,396,258

                      846   Public Storage, Inc.                          22,419

                  163,200   St. Joe Corp.                              4,049,400

                3,045,508   Tejon Ranch Co. (b) (c)                   55,177,753
                                                                   -------------
                                                                     121,075,728     6.97%
                                                                   -------------

Non-Life        7,319,000   Mitsui Marine & Fire Insurance Co., Ltd.  38,020,618
Insurance-
Japan           4,602,000   The Chiyoda Fire & Marine Insurance
                            Co., Ltd.                                 16,702,600

                5,316,000   The Nissan Fire & Marine Insurance
                            Co., Ltd.                                 17,526,617

                3,246,000   The Sumitomo Marine & Fire Insurance
                            Co., Ltd. (a)                             18,705,874

                  850,000   The Tokio Marine & Fire Insurance Co.,
                            Ltd., Sponsored ADR                       42,818,750



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                                       18


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
================================================================================

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                   SHARES  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)


Non-Life        3,000,000   The Yasuda Fire & Marine Insurance
Insurance-                  Co., Ltd.                               $ 14,233,706
Japan                                                              -------------
(continued)
                                                                     148,008,165     8.52%
                                                                   -------------

Oil Services    1,700,000   Nabors Industries, Inc. (a)               29,006,250     1.67%
                                                                   -------------
Security          223,600   Jefferies Group, Inc.                      9,838,400
Brokers,
Dealers &         446,666   Legg Mason, Inc.                          27,274,543
Flotation
Companies       1,181,250   Raymond James Financial, Inc.             30,269,531
                                                                   -------------
                                                                      67,382,474     3.88%
                                                                   -------------

Semiconductor     523,900   ADE Corp. (a)                              6,679,725
Equipment
Manufacturers      25,000   AG Associates, Inc. (a)                       68,750

                  400,000   Applied Materials, Inc. (a)               13,400,000

                1,266,400   Electro Scientific Industries, Inc.(a)(b) 30,710,200

                1,582,500   Electroglas, Inc. (a) (b)                 19,088,906

                2,820,900   FSI International, Inc. (a) (b)           23,096,119

                  369,200   KLA-Tencor Corp. (a)                      11,029,850

                  300,000   Photronics, Inc. (a)                       5,437,500

                3,648,500   Silicon Valley Group, Inc. (a) (b)        50,850,969

                1,448,500   SpeedFam International, Inc. (a)          24,443,437

                  663,200   Veeco Instruments, Inc. (a) (b)           17,574,800

                  262,500   Zygo Corp. (a)                             2,493,750
                                                                   -------------
                                                                     204,874,006    11.80%
                                                                   -------------
Small-Cap
Technology        108,750   AFC Cable Systems, Inc. (a)                3,466,406

                1,009,000   American Physicians Service Group,
                            Inc. (a) (b)                               6,936,875

                  127,000   Analogic Corp.                             5,175,250

                  455,400   Boston Communications Group, Inc. (a)      3,643,200

                  572,000   C.P. Clare Corp. (a)                       5,362,500

                  168,500   Evans & Sutherland Computer Corp. (a)      4,180,906

                   81,500   FDP Corp.                                    988,188

                1,811,200   Glenayre Technologies, Inc. (a)           14,829,200




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                                       19


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
================================================================================

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                   SHARES  ISSUES                                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)


Small-Cap         299,000   Hypercom Corp. (a)                      $  2,616,250
Technology
(continued)       140,600   H & Q Life Sciences Investors              1,757,500

                  154,800   Integrated Systems, Inc. (a)               2,592,900

                  300,000   Interphase Corp. (a) (b)                   1,800,000

                  293,000   Mountbatten, Inc. (a) (b)                  4,156,938

                  412,200   Planar Systems, Inc. (a)                   4,946,400

                   53,600   Sparton Corp. (a)                            435,500

                  612,000   Texas Micro, Inc. (a)                      2,142,000

                  306,900   Vertex Communications Corp. (a) (b)        6,751,800
                                                                   -------------
                                                                      71,781,813     4.13%
                                                                   -------------
Title Insurance 3,666,150   First American Financial Corp. (b)        97,152,975

                  975,700   Stewart Information Services Corp. (b)    45,735,937
                                                                   -------------
                                                                     142,888,912     8.23%
                                                                   -------------
                            TOTAL COMMON STOCKS AND WARRANTS
                            (Cost $1,011,702,968)                  1,290,267,692
                                                                   -------------
----------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.67%

Bermuda Based     230,162   CGA Group, Ltd., Series A (b) (c)          5,754,051
Financial
Institutions      171,429   CGA Group, Ltd., Series B (b) (c)          4,285,725
                                                                   -------------
                                                                      10,039,776     0.58%
                                                                   -------------
Depository
Institutions       20,000   Golden State Bancorp Convertible,
                            Non-Cumulative, 8.75%, Series A            1,570,000     0.09%
                                                                   -------------
Insurance
Companies           4,775   Ecclesiastical Insurance, 8.625%              10,859     0.00%
                                                                   -------------
                            TOTAL PREFERRED STOCK
                            (Cost $10,549,572)                        11,620,635
                                                                   -------------

--------------------------------------------------------------------------------
                                       20


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
================================================================================

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                   SHARES OR
                   INVESTMENT
                   AMOUNT       ISSUES                                   VALUE       NET ASSETS
----------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 1.94%

Bermuda Based      $2,215,000   ESG Partners, LP (c)                   $ 2,573,794     0.15%
Financial                                                              -----------

Institutions

Closed-End Bond       652,100   American Government Income
Funds                           Fund, Inc.                               3,790,331     0.22%
                                                                      ------------
Financial
Insurance         $15,000,000   American Capital Access Holdings,
                                LLC (c)                                 15,000,000     0.86%
                                                                      ------------

Foreign           $50,000,000   Japanese Yen November 1998
Option                          Put Options (c) (e)                      3,952,500

Contracts        $100,000,000   Japanese Yen April 1999
                                Put Options (c) (f)                      3,876,250

                  $50,000,000   Japanese Yen June 1999
                                Put Options (c) (g)                      1,325,000
                                                                      ------------
                                                                         9,153,750     0.53%
                                                                      ------------

Insurance          $1,858,756  Head Insurance Investors LP (c)           1,858,756

Holding                   100  HIPI Holdings, Inc. (c)                   1,267,448
Companies                                                             ------------
                                                                         3,126,204     0.18%
                                                                      ------------
                               TOTAL OTHER INVESTMENTS
                               (Cost $26,863,532)                       33,644,079
                                                                      ------------

                  PRINCIPAL
                  AMOUNT ($)
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.15%

U.S. Government     5,000,000  Federal Home Loan Bank
Agency                         5.61%, 3/2/99                             4,996,385     0.29%
Obligations                                                           ------------

U.S. Treasury

Bills               1,960,000  U.S. Treasury Bill 4.94%, 2/4/99 (h)      1,909,336

                   13,000,000  U.S. Treasury Bill 5.04% 8/20/98         12,966,861
                                                                      ------------
                                                                        14,876,197     0.86%
                                                                      ------------
                               TOTAL SHORT TERM INVESTMENTS
                               (Cost $19,873,214)                       19,872,582
                                                                      ------------

--------------------------------------------------------------------------------
                                       21


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
================================================================================

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


               PRINCIPAL
               AMOUNT($)ISSUES                                             VALUE    NET ASSETS
-----------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT PORTFOLIO - 100.17%
                            (Cost $1,458,343,368)                 $1,739,934,014
                                                                  --------------

                            LIABILITIES NET OF CASH
                            and Other Assets - (0.17%)                (3,054,439)
                                                                  --------------

                            NET ASSETS - 100.00%
                            (Applicable to 56,209,736
                            shares outstanding)                   $1,736,879,575
                                                                  ==============

                            NET ASSET VALUE PER SHARE                     $30.90
                                                                          ======

Notes:

(a) Non-income producing securities.

(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(c) Restricted/fair valued securities.

(d) Interest accrued at a current rate of prime + 2%.

(e) 50 million U.S. Dollar notional amount may be exercised on November 10, 1998 to sell 6.7 billion Japanese Yen at a strike price of 134.20.

(f) 100 million U.S. Dollar notional amount may be exercised on April 7, 1999 to sell 14.4 billion Japanese Yen at a strike price of 143.80.

(g) 50 million U.S. Dollar notional amount may be exercised on June 8, 1999 to sell 7.5 billion Japanese Yen at a strike price of 150.45.

(h) Security segregated for future Fund commitments.

  * Issuer in default.

ADR: American Depository Receipt.

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                                       22


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                        THIRD AVENUE SMALL-CAP VALUE FUND


Dear Fellow Shareholders:

At July 31, 1998, the end of our third fiscal quarter, the unaudited net asset value attributable to the 13,118,818 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value") was $11.64, compared with the Fund's unaudited net asset value at April 30, 1998 of $13.14. As of September 8, 1998, the unaudited net asset value attributable to the 13,003,004 common shares outstanding was $10.27.


QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established new positions in the common stocks of three companies, added to 14 of its 37 existing positions, and eliminated its position in one company. At July 31, 1998, Small-Cap Value held positions in 40 companies, the top 10 positions of which accounted for approximately 39% of the Fund's net assets. Approximately 14% of the Fund's assets were in cash.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

10,000                              Acuson Corp. Common
                                    Stock ("Acuson Common")

25,000                              Evans & Sutherland Computer Corp.
                                    Common Stock ("E&S Common")

80,000                              Hologic, Inc. Common Stock
                                    ("Hologic Common")

                                    INCREASES IN EXISTING POSITIONS

15,500                              Alico, Inc. Common Stock
                                    ("Alico Common")

25,700                              Avatar Holdings,  Inc. Common Stock
                                    ("Avatar Common")

31,000                              Cabot Industrial Trust Common
                                    Stock ("Cabot Common")

164,500                             C.P. Clare Corp. Common
                                    Stock ("C.P. Clare Common")

57,400                              Deltic Timber Corp. Common
                                    Stock ("Deltic Common")


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                                       23


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
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                                     [LOGO]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

30,200                              Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

20,000                              FBL Financial Group, Inc. Class A Common
                                    Stock ("FBL Common")

50,000                              Koger Equity, Inc. Common Stock
                                    ("Koger Common")

16,700                              Silicon Valley Group, Inc. Common  Stock
                                    ("SVG Common")

35,600                              Sparton Corp. Common Stock
                                    ("Sparton Common")

30,100                              SpecTran Corp. Common Stock
                                    ("SpecTran Common")

184,900                             SpeedFam International, Inc. Common
                                    Stock ("SpeedFam Common")

99,000 The Nissan Fire & Marine Insurance Co., Ltd. Ordinary Shares ("Nissan Common")

391,000                             The TimberWest Timber Trust
                                    ("TimberWest Units")

                                    POSITIONS ELIMINATED

55,800                              National Media Corp. Common Stock
                                    ("National Media Common")

E&S Common and Acuson Common represent positions in two companies that we have known for years. Jim Oyler and his team at Evans & Sutherland seem to have done a tremendous job during the past three years of building value in E&S' simulation and graphics businesses, yet the stock currently sells at levels below our original purchase prices. With little extra capital, management has grown revenues and earnings steadily. The company recently completed some important acquisitions and received a large equity investment from Intel Corporation. Acuson, a leading maker of ultrasound equipment, continues to benefit from the introduction of new products. While Acuson's balance sheet has weakened over time, the recent acquisition of ATL Ultrasound, an Acuson competitor, highlights the significant spread that still exists between Acuson's BUSINESS value and its STOCK MARKET value. Hologic, another addition to our small stable of medical equipment companies, is a leading supplier of diagnostic test systems for osteoporosis.


--------------------------------------------------------------------------------
                                       24


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


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                                     [LOGO]


Despite a significant unrealized loss in our position in Japanese P&C insurer Nissan Fire & Marine, we continue to believe that the company remains "safe and cheap." We value Nissan much the way we might value a closed-end investment fund. Our best estimate of Nissan's Net Asset Value ("NAV"), adjusted for unrealized gains in its investment portfolio as of March 31, 1998, equals (Y) 285 billion, or (Y) 1,091 per share, versus a current share price of approximately (Y) 423, reflecting a whopping 60% discount from NAV. Even adjusting for the roughly 12% decline in the Japanese equity markets since March 31, 1998, it's reasonable to assume that Nissan's common stock sells at a huge discount relative to NAV. One would be hard pressed today to find a publicly traded closed-end fund selling at such a discount. More importantly, the company's operations look safe as judged by the company's surplus of capital and conservative underwriting leverage. The specific catalyst or, more likely, catalysts that might help to surface some of this value remain largely hidden from view. We continue to believe, however, that the deregulation now occurring in the world's second largest insurance market may well supply at least some of the necessary ingredients.

I look forward to writing you again when we publish our Annual Report dated October 31, 1998.

Sincerely,




/s/Curtis R. Jensen
---------------------------
Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund


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                                       25


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                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1998
                                   (UNAUDITED)

                                                                               % OF
                      SHARES     ISSUES                             VALUE    NET ASSETS
------------------------------------------------------------------------------------------
COMMON STOCKS - 85.51%

Construction-Japan     431,900   Sawako Corp., Sponsored ADR  $ 4,103,050       2.69%
                                                              -----------
Financial Insurance     40,300   Financial Security Assurance
                                 Holdings Ltd.                  2,098,118

                       113,324   MBIA Inc.                      7,635,204
                                                              -----------
                                                                9,733,322       6.37%
                                                              -----------
Life Insurance         149,800   FBL Financial Group, Inc.
                                 Class A (b)                    3,735,637       2.45%
                                                              -----------

Manufactured Housing   184,300   Skyline Corp.                  5,932,156       3.88%
                                                              -----------

Media                  408,700   ValueVision International,
                                 Inc. Class A (a)               1,570,920       1.03%
                                                              -----------

Medical Supplies        10,000   Acuson Corp. (a)                 165,000
& Services              80,000   Hologic, Inc (a)               1,325,000

                       275,000   Protocol Systems, Inc. (a)     2,543,750
                                                              -----------
                                                                4,033,750       2.64%
                                                              -----------

Natural Resources &    187,500   Alexander & Baldwin,
Real Estate                      Inc. (b)                       4,634,756

                       218,900   Alico, Inc.                    4,323,275

                       225,000   Avatar Holdings, Inc. (a) (b)  6,089,062

                       122,400   Cabot Industrial Trust         2,317,950

                       206,800   Deltic Timber Corp.            4,808,100

                       160,000   Koger Equity, Inc.             2,980,000

                       200,000   Tejon Ranch Co. (c)            3,623,550

                     1,104,700   The TimberWest Timber Trust    6,596,481
                                                              -----------
                                                               35,373,174      23.16%
                                                              -----------
Non-Life             2,425,000   The Nissan Fire & Marine
Insurance-Japan                  Insurance Co., Ltd.            7,995,118       5.24%
                                                              -----------

Retail                 406,100   HomeBase, Inc. (a) (b)         3,147,275

                       250,000   Value City Department
                                 Stores, Inc. (a)               4,500,000
                                                              -----------
                                                                7,647,275       5.01%
                                                              -----------

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                                       26


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                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1998
                                   (UNAUDITED)


                                                                                 % OF
                      SHARES     ISSUES                              VALUE    NET ASSETS
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Semiconductor          118,700   Electroglas, Inc. (a) (b)    $ 1,431,819

Equipment              412,700   FSI International, Inc.
Manufacturers                    (a) (b)                        3,378,981

                       164,200   Silicon Valley Group,
                                 Inc. (a)                       2,288,538

                       283,100   SpeedFam International,
                                 Inc. (a) (b)                   4,777,313
                                                             ------------
                                                               11,876,651       7.78%
                                                             ------------

 Technology            275,000   ACT Networks, Inc. (a)         1,933,580

                        25,000   Bel Fuse, Inc. Class A (a)       453,125

                        25,000   Bel Fuse, Inc. Class B (a)       418,750

                       117,400   Boston Communications Group,
                                 Inc. (a) (b)                     939,200

                       326,900   Centigram Communications
                                 Corp. (a) (b)                  3,555,038

                       440,000   C.P. Clare Corp. (a)           4,125,000

                        25,000   Evans & Sutherland Computer
                                 Corp. (a)                        620,312

                       257,300   Glenayre Technologies,
                                 Inc. (a)                       2,106,644

                       161,500   PictureTel Corp. (a)           1,312,188

                       348,300   Planar Systems, Inc. (a)       4,179,600

                       101,500   Rofin-Sinar Technologies,
                                 Inc. (a) (b)                   1,509,813

                       244,800   Shiva Corp. (a)                1,453,500

                        89,000   Sparton Corp. (a)                723,125

                       490,600   SpecTran Corp. (a) (b)         2,529,632

                       197,300   Summa Four, Inc. (a)           3,267,781

                       316,400   Xircom, Inc. (a)               6,585,075
                                                             ------------
                                                               35,712,363      23.39%
                                                             ------------
 Title Insurance       108,000   First American Financial
                                 Corp.                          2,862,000       1.87%
                                                             ------------

                                 TOTAL COMMON STOCKS
                                 (Cost $136,646,178)          130,575,416
                                                             ------------

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                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                   (UNAUDITED)



                 PRINCIPAL                                              % OF
                 AMOUNT ($) ISSUES                             VALUE  NET ASSETS
---------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.47%

Foreign Option  7,000,000   Canadian Dollar July 1999
Contracts                   Put Options (c) (d)           $    119,875    .08%

               10,000,000   Japanese Yen February 1999
                            Put Options (c) (e)                602,000    .39%
                                                          ------------
                            TOTAL OTHER INVESTMENTS
                            (Cost $197,900)                    721,875
                                                          ------------
---------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 16.05%

Repurchase     24,512,660   Bear Stearns 5.53%,
Agreements                  dated July 31, 1998 (f)         24,512,660  16.05%
                                                          ------------
                            TOTAL SHORT TERM INVESTMENTS
                            (Cost $24,512,660)              24,512,660
                                                          ------------

                            TOTAL INVESTMENT PORTFOLIO - 102.03%
                            (Cost $161,356,738)            155,809,951
                                                          ------------

                            LIABILITIES NET OF CASH
                            AND OTHER ASSETS - (2.03%)      (3,100,205)
                                                          ------------

                            NET ASSETS - 100.00%
                            (Applicable to 13,118,818
                            shares outstanding)           $152,709,746
                                                          ============

                            NET ASSET VALUE PER SHARE           $11.64
                                                                ======

Notes:
(a) Non-income producing securities.
(b) Securities whole or in part on loan: At July 31, 1998 the value of securities on loan was $13,051,812 (equating to 8.55% of net assets).
(c) Restricted/fair valued securities.
(d) 7 million U.S. Dollar notional amount may be exercised on July 2,1999 to sell 10.6 million Canadian Dollars at a strike price of 1.52.
(e) 10 million U.S. Dollar notional amount may be exercised on February 2, 1999 to sell 1.4 billion Japanese Yen at a strike price of 136.50.
(f) Repurchase agreement collateralized by:
      Nomura Asset Securities Corp., par value $24,405,000, 6.59%, matures
                       2/15/10: market value $24,915,553.
ADR: American Depository Receipt.


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                                       28


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                                     [LOGO]


                          Third Avenue High Yield Fund


Dear Fellow Shareholders:

July 31, 1998 marks the completion of the first full quarter for the Third Avenue High Yield Fund (the "Fund") since its inception on February 12, 1998. The Fund's initial offering price of $10.00 per share rose to $10.42 on April 30, 1998, and ended at an unaudited net asset value of $9.82 at July 31, 1998, attributable to 1,068,713 common shares outstanding. On June 30, 1998, the Fund paid a dividend to shareholders of record on June 29, 1998 of $0.124 per share on 1,021,276 shares, paid on July 7, 1998. At September 8, 1998 the unaudited net asset value was $9.07.


QUARTERLY ACTIVITY

During the quarter, the Fund established new positions in securities of seven companies, made additions to six of its existing positions, and eliminated one position. At the end of July, the Fund had positions in 30 companies. The Fund experienced two asset conversions in its holdings during the quarter.

PRINCIPAL AMOUNT ($)
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

                                    STRAIGHT BONDS

$500,000                            Chattem, Inc. 8.875% due 4/01/08

$500,000                            Del Webb Corp. 9.375% due 5/01/09

                                    CONVERTIBLE BONDS

$300,000                            Lomak Petroleum, Inc. 6.00% due 2/01/07

$500,000                            P-Com, Inc. 4.25% due 11/01/02

                                    CONVERTIBLE PREFERRED SHARES

6,000                               Budget Group Capital 6.25% due 6/15/28

2,000                               Texas Utilities 9.25% due 8/16/01

5,000                               WinStar Communications, Inc. 7.00% due
                                    3/15/10

                                    INCREASES IN EXISTING POSITIONS

$100,000                            Alpharma, Inc. 5.75% due 4/01/05


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                                     [LOGO]


PRINCIPAL AMOUNT ($)
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

$300,000                            Columbia/HCA Medical Care, Int'l 6.75%
                                    due 10/01/06

$300,000                            Credence Systems Corp. 5.25% due 9/15/02

$100,000                            Cymer, Inc. 3.25% due 8/06/04

$150,000                            Lam Research Corp. 5.00% due 9/01/02

$105,000                            PhyMatrix Corp. 6.75% due 6/15/03

                                    POSITIONS ELIMINATED

$400,000                            U.S. Office Products Co. 5.50% due 5/15/03



NEW PURCHASES

The issues newly purchased in the Fund during the quarter are securities of companies whose businesses primarily are domestically based, with little exposure to the economic slowdowns affecting virtually all countries in the emerging markets. An expanded discussion of our reasoning is found in the "Market Overview" section. The companies discussed below are well managed and have strong positions in their industries.

Budget Group Capital ("Budget") has two main businesses-car rentals and consumer truck rentals, and is the third largest car rental company and the second largest consumer truck rental company in the world, with 80% of its revenues located in the U.S. Historically, the car rental segment has been very economically sensitive with aggressive price competition because of ownership of rental companies by auto manufacturers, who used the rental market as a way to increase car sales. However, independent rental companies such as Budget have concentrated on pricing and profitability, which should result in less volatile markets.

Chattem, Inc. is a manufacturer and marketer of branded consumer personal care products, with strong brand names and leading market niches. Products include such brands as Ban deodorant, Gold Bond powders, Flexall topical analgesic, Pamprin internal analgesic, Phisoderm cleanser, and Sunsource dietary supplements. It has grown both from internal product line extensions as well as from acquisitions, such as its most recent purchase of Ban from Bristol Meyers.


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                                       30


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
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                                     [LOGO]

Del Webb Corp. ("Del Webb") is the largest builder of master-planned communities for active adults over 55 years old, and the sixth largest builder of single-family homes in the U.S. The company operates in Arizona, California, Texas and Florida, and has recently begun the construction of unrestricted age communities. It has extensive and strategically valuable land holdings in Nevada and Florida and should benefit from such demographic trends as the increasing age of baby boomers, and high population growth in the Sunbelt areas where Del Webb concentrates its construction activities.

Lomak Petroleum, Inc. is an independent oil and gas producer whose properties are located primarily onshore in Texas, Oklahoma and Appalachia. Natural gas is approximately 3/4 of total reserves, and the company also owns and operates gas gathering and processing facilities near its gas properties. The company has consistently grown through successful internal exploration and discovery of long lived assets, as well as from many small strategic acquisitions, most recently Domain Energy, whose operations are primarily offshore Texas and Louisiana.

P-Com, Inc. is a leading producer of millimeter-wave radios used as short-haul devices that provide an alternative to laying cable to buildings, and are used at cell sites or towers. Its network access products are used by cellular and personal communications services, corporate communications, and local exchange telecommunications carriers. At the present time, about 2/3 of its revenue is from cellular companies connecting to its cell sites. The company's long-term growth should benefit from telecommunications deregulation worldwide, growth of wireless telecommunications, and rapid growth in the voice, data and Internet markets.

Texas Utilities is Texas' largest electric utility, providing service in the north central, eastern and western parts of Texas, and as owner of Eastern Energy, it offers electric energy in Victoria, Australia. Its 1997 acquisition of ENSEARCH provides natural gas distribution facilities. It is also expanding into the UK with its most recent purchase of Energy Group, the UK's largest electric utility. Through this diverse asset base, the company plans to expand its businesses as deregulation of the industry unfolds.

WinStar Communications, Inc. ("WinStar") is a competitive local exchange carrier providing voice and data telecommunications services to businesses in 21 major U.S. metropolitan areas. It also owns the largest amount of 38 GHz spectrum in the country, reaching a total population of 185 million. The company is building a nationwide network using fiber quality digital capacity in their radio spectrum to provide services at a lower cost than fiber installation. WinStar is one of many new

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                                       31


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
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                                     [LOGO]

companies which have grown rapidly as a result of the Telecommunications Act of 1996, designed to deregulate the industry and foster new competition with the incumbent local and long distance service providers.


ASSET CONVERSIONS

During the quarter, two of the Fund's 30 holdings were beneficiaries of asset conversions. We are pleased that our research-oriented approach to finding undervalued securities in the high yield, below investment grade fixed income market has been affirmed by these two transactions.

U.S. Office Products Co. carried out an extensive restructuring program in order to maximize the value of its considerable hidden assets, spinning off several of its subsidiaries in IPOs. As part of the restructuring, the 5.5% convertible bonds due May 15, 2003, which the Fund owned, were subject to a cash tender at a price substantially above our cost and the then-prevailing market price. This holding was liquidated and proceeds invested in issues which we feel reflect our approach to finding underpriced securities.

Our second asset conversion involved DSC Communications Corp., which received a purchase offer in June from Alcatel Alsthom, one of France's largest companies. The transaction was completed in early September. This takeover offer caused the bonds we hold to rise sharply in price, reflecting both the improved prospects of the combined companies, as well as the prospective rating improvement for the bonds-from B1/BB+ ratings by Moody's/S&P currently, to reflect Alcatel's A1/A+ bond rating. We continue to hold this position.


MARKET RISK VERSUs INVESTMENT RISK

Because of our fundamental credit concerns, we continue to avoid any investment in the emerging market sector of the high yield market, where lack of U.S. quality financial disclosure, unfavorable regulations of creditors' rights, and inefficient, commodity based economies provide insurmountable obstacles to our finding securities that would satisfy our investment philosophy and avoid investment risk.

Market risk-that is, short-term price fluctuation-has been with us in abundance during the May to July quarter for many high yield and convertible issues. Watching short-term price volatility in our holdings is not my idea of a pleasant experience. However, it does create buying opportunities for the long-term investor such as the funds of the Third Avenue Trust.


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
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                                     [LOGO]

Because our value-oriented research often leads us to invest in out-of-favor sectors, we regard temporary downward price pressure on our holdings as providing an opportunity to augment many current positions at very reasonable valuations. In addition, we are optimistic about finding new long-term investment opportunities, which are created as near-term market worries pull down price levels for many attractive issues.

I look forward to discussing the portfolio with you again when the Annual Report for the year ending October 31, 1998 is published.

Sincerely,




/s/ Margaret D. Patel
-------------------------------
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund


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                                       33


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
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                                     [LOGO]


                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1998
                                   (UNAUDITED)

                          PRINCIPAL                                                      % OF
                         AMOUNT ($)  ISSUES                                 VALUE     NET ASSETS
--------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 54.27%

Capital Equipment -         450,000  Lam Research Corp.
Semiconductors                       5.00%, due 9/1/02 (a)          $     367,875        3.50%
                                                                    -------------
Computers - Memory          300,000  HMT Technology Corp.
Devices                              5.75%, due 1/15/04                   222,375        2.12%
                                                                    -------------

Diversified                 300,000  MascoTech, Inc.
Manufacturing                        4.50%, due 12/15/03                  277,500        2.64%
                                                                    -------------

Electric Utility Services  400,0000  Itron, Inc. 6.75%,
                                     due 3/31/04                          317,000        3.02%
                                                                    -------------

Electronic                  325,000  Amtel SA 3.25%, due 6/1/02           265,688

Components -                325,000  Cypress Semiconductor Corp.
Semiconductors                       6.00%, due 10/1/02 (a)               286,000
                                                                    -------------
                                                                          551,688        5.26%
                                                                    -------------
Instrumentation -           600,000  Credence Systems Corp.
Electronic Testing                   5.25%, due 9/15/02                   445,500        4.24%
                                                                    -------------
Lasers -                    450,000  Cymer, Inc. 3.50%, due 8/6/04        343,687        3.27%
Systems/Components                                                  -------------

Medical - Generic Drugs     475,000  Alpharma, Inc. 5.75%,
                                     due 4/1/05                           508,250        4.84%
                                                                    -------------
Medical - Hospitals         625,000  Columbia/HCA Medical Care,
                                     Int'l. 6.75%, due 10/1/06            575,000        5.48%
                                                                    -------------
Medical Management          505,000  PhyMatrix Corp. 6.75%,
Services                             due 6/15/03                          356,656        3.40%
                                                                    -------------
Networking                  425,000  Adaptec, Inc. 4.75%,
                                     due 2/1/04                           324,594        3.09%
                                                                    -------------
Oil/Gas Exploration         300,000  Lomak Petroleum, Inc.
                                     6.00% Due 2/1/07                     262,875

                            300,000  Pogo Producing Co.
                                     5.50%, due 6/15/06                   263,250
                                                                    -------------
                                                                          526,125        5.01%
                                                                    -------------
Oil Field Services          300,000  Key Energy Group, Inc.
                                     5.00%, due 9/15/04                   221,250        2.11%
                                                                    -------------

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                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                          PRINCIPAL                                                      % OF
                         AMOUNT ($)  ISSUES                                 VALUE     NET ASSETS
--------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

Telecommunication          300,000   DSC Communications Corp.
Equipment                            7.00%, due 8/1/04              $     310,500        2.96%
                                                                    -------------

Telecommunications -       500,000   P-Com, Inc 4.250% Due 11/1/02        350,000        3.33%
Wireless                                                            -------------

                                     TOTAL CONVERTIBLE BONDS
                                     (Cost $6,141,490)                  5,698,000
                                                                    -------------

                             SHARES
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 18.72%

Auto Parts Original          7,000   BREED Technologies, Inc.
                                     6.50%, due 11/15/27                  294,875        2.81%
                                                                    -------------
Diversified                  5,000   Coltec Capital Trust 5.25%,
Manufacturing                        due 4/15/28                          222,500        2.12%
                                                                    -------------
Electric Utility Services    2,000   Texas Utilities 9.250%
                                     Due 8/16/01                          101,750        0.97%
                                                                    -------------
Insurance                    5,000   Conseco Finance Trust IV
                                     7.00%, due 2/16/01                   243,125        2.31%
                                                                    -------------
Medical -                    9,000   Sun Financing I 7.00%,
Long Term/Subacute                   due 5/1/28                           220,500        2.10%
                                                                    -------------

Rental Auto Equipment        6,000   Budget Group Capital
                                     6.250% 6/15/28                       329,250        3.14%
                                                                    -------------
Telecommunications -         5,000   WinStar Communications, Inc.
Wireless                             7.00% Due 3/15/10                    236,250        2.25%
                                                                    -------------
Telephone Services           6,000   NEXTLINK Communications, Inc.
                                     6.50%, due 3/31/10                   317,250        3.02%
                                                                    -------------
                                     TOTAL CONVERTIBLE PREFERRED STOCK
                                     (Cost $2,057,372)                  1,965,500
                                                                    -------------

                        PRINCIPAL
                        AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 23.96%

Health Toiletries          500,000   Chattem, Inc. 8.875%
                                     Due 4/1/08                           501,250        4.77%
                                                                    -------------
Internet Software          500,000   PSINet, Inc. 10.00%,
                                     due 2/15/05 (a)                      527,500        5.02%
                                                                    -------------

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
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                                     [LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1998
                                  (UNAUDITED)


                          PRINCIPAL                                                      % OF
                         AMOUNT ($)  ISSUES                           VALUE           NET ASSETS
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

Real Estate-Commercial      500,000  BF Saul REIT 9.75%,
                                     due 4/1/08                $    490,000            4.67%
                                                               ------------
Real Estate-Residential     500,000  Del Webb Corp. 9.375%
                                     due /1/09 (a)                  501,250            4.77%
                                                               ------------
Telephone Services          500,000  Level 3 Communications, Inc.
                                     9.125%, due 5/1/08             496,250            4.73%
                                                               ------------
                                     TOTAL CORPORATE BONDS        2,516,250
                                     (Cost $2,486,823)         ------------
---------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.81%

Repurchase                  400,467  Bear Stearns 5.53%,
Agreements                           dated 7/31/98 (b)              400,467            3.81%
                                                               ------------

                                     TOTAL SHORT TERM INVESTMENTS
                                     (Cost $400,467)                400,467
                                                               ------------

                                     TOTAL INVESTMENT PORTFOLIO - 100.76%
                                     (Cost $11,086,152)          10,580,217
                                                               ------------
                                     LIABILITIES NET OF CASH
                                     AND OTHER ASSETS - (0.76%)     (79,960)
                                                               ------------
                                     NET ASSETS - 100.00%
                                     (Applicable to 1,068,713
                                     shares outstanding)        $10,500,257
                                                                ===========
                                     NET ASSET VALUE PER SHARE        $9.82
                                                                      =====

Notes:
(a) Securities whole or in part on loan: At July 31, 1998 the value of securities on loan was $1,305,842 (equating to 12.30% of net assets).
(b) Repurchase agreement collateralized by:
            Nomura Asset Securities Corp., par value $400,000, 6.59%,
                     matures 2/15/10: market value $408,368.

--------------------------------------------------------------------------------
                                       36


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


                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIANS
           THIRD AVENUE VALUE FUND       THIRD AVENUE SMALL-CAP VALUE FUND
        North American Trust Company       THIRD AVENUE HIGH YIELD FUND
                225 Broadway                  Custodial Trust Company
          San Diego, CA 92101-4492              101 Carnegie Center
                                             Princeton, NJ 08540-6231

                                     [LOGO]

                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                            www.thirdavenuefunds.com